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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 11, 2001
                                                 -------------------------------


                                  INTEGRA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-13177               13-3605119
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(State or Other Jurisdiction      (Commission File        (IRS Employer
      of Incorporation)                 Number)         Identification No.)


 1060 First Avenue, King of Prussia, PA                  19406
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code      610-992-7000
                                                  ------------------------------



             -------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report
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Item 4.  Change in Registrant's Certifying Accountant.

         On April 17, 2001, Integra, Inc. (the "Registrant") filed a Current Report on Form 8-K to report that it had dismissed its principal accountant, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, on April 11, 2001. The decision to change accountants was recommended by the audit committee of the Registrant's board of directors and was approved by the Registrant's board of directors on April 11, 2001.

         The former accountant's reports on the Registrant's financial statements for each of the past two years contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, there were no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         During the Registrant's two most recent fiscal years in the period ended December 31, 2000, and during the period from January 1, 2001 through and including April 11, 2001, the former accountants did not advise the Registrant that: (a) internal controls necessary for the Registrant to develop reliable financial statements did not exist; (b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management; (c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated, might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, or cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or (d) that information had come to the former accountant's attention it had concluded materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the most recent audited financial statements and the issue was not resolved to the former accountant's satisfaction prior to its dismissal.

         At the time the Registrant filed its Form 8-K to report the dismissal of PricewaterhouseCoopers LLP, the Registrant requested that PricewaterhouseCoopers LLP furnish to it a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements. PricewaterhouseCoopers LLP has provided that letter to the Registrant and a copy of that letter, dated April 18, 2001, is filed as Exhibit 16.1 to this Amendment to Form 8-K.

         On April 11, 2001, the Registrant engaged Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103 to be its principal accountant. During the Registrant's two
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most recent fiscal years in the period ended December 31, 2000 and during the period from January 1, 2001 through and including April 11, 2001, neither the Registrant, nor anyone acting on its behalf, has consulted the newly engaged accountant regarding either: (a) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement with the former accountant or a reportable event.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 18, 2001. The attachment referred to in such letter, which has been omitted from this filing, is the Form 8-K of the Registrant filed on April 17, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTEGRA, INC.



                                 By:        /s/ Jack N. Brown
                                    --------------------------------------------
                                        Jack N. Brown, Chief Financial Officer

                                 Date: April 26, 2001
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                                  EXHIBIT INDEX
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Exhibit No.                         Description
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16.1                                Letter from PricewaterhouseCoopers LLP to
                                    the Securities and Exchange Commission dated
                                    April 18, 2001. The attachment referred to in such letter, which has been omitted from this filing, is the Form 8-K of the Registrant filed on April 17, 2001.